JOINT VENTURE (Tables)	9 Months Ended
Sep. 30, 2023
Joint Venture
SCHEDULE OF FINANCIAL INFORMATION OF JOINT VENTURE

Summarized financial information of the joint venture is as follows:

	September 30,	December 31,
	2023	2022
Current assets	$1,315,146	$1,951,654
Intangible assets	16,199,173	18,708,065
Liabilities	(154,720)	(180,897)
Owners Equity	(17,359,599)	(20,478,822)

Net loss for the nine months ended September 30, 2023 and 2022	$2,914,956	$1,329,525